Exhibit 10.2
526 South Church Street
Charlotte, NC 28202

March 29, 2023

To the Lenders under the Term Loan Credit Agreement, dated as of March 9, 2022, by and among Duke Energy Corporation (the “Company”) and the lenders referred to therein (the “Term Loan Credit Agreement”)

Re:    Waiver of notice under Section 9.05(b) of the Term Loan Credit Agreement

As a Lender under the Master Credit Facility, you previously agreed to an amendment to section 6.01(f) of that agreement, relating to convertible securities, effective March 17, 2023. Section 9.05(b) of the Term Loan Credit Agreement provides that any amendment to Article 6 of the Master Credit Facility automatically applies to the Term Loan Credit Agreement, provided that (x) the effectiveness of that amendment to the Term Loan Credit Agreement shall be the later of (i) the effectiveness of the Master Credit Facility Change, and (ii) 30 days after the Company gives notice of the Master Credit Facility change to the Administrative Agent under the Term Loan Credit Agreement, and (y) the Required Lenders do not notify the Company within 30 days that the Master Credit Facility Change shall not be effective to the Term Loan Credit Agreement.

In order for the Company to offer and sell convertible securities as early as April 3, 2023, the Company requests a waiver of the 30-day notice periods referenced in section 9.05(b) of the Term Loan Credit Agreement to cause the automatic adoption of the amendment to 6.01(f) in the Term Loan Credit Agreement to be effective no later than March 31, 2023.

    The Company requests that each Lender execute its signature page attached to this letter and return a scanned copy of the respective executed page to my attention by 3:00 p.m. (Eastern) on Friday, March 31, 2023.

    Terms capitalized herein shall have the meanings ascribed to them in the Term Loan Credit Agreement.

    Thank you for your consideration.

/s/ Michael S. Hendershott______
Michael S. Hendershott
Assistant Treasurer

[Signature Pages Follow]

Exhibit 10.2
The Bank of Nova Scotia, as a Lender and as Administrative Agent

By:/s/ David Dewar __________________
    Name: David Dewar
    Title: Director

[Signature Page to Waiver Letter]

Exhibit 10.2
Bank of China, New York Branch, as a Lender

By:/s/ Raymond Qiao _________________
    Name: Raymond Qiao
    Title: Executive Vice President

[Signature Page to Waiver Letter]

Exhibit 10.2

BNP Paribas, as a Lender

By:/s/ Denis O’ Meara ______________
    Name: Denis O’ Meara
    Title: Managing Director

By: /s/ Victor Padilla ________________
    Name: Victor Padilla
    Title: Vice President

[Signature Page to Waiver Letter]

Exhibit 10.2
PNC Bank, National Association, as a Lender

By:/s/ Raymond Rockwood _____________
    Name: Raymond Rockwood
    Title: Vice President

[Signature Page to Waiver Letter]

Exhibit 10.2
Regions Bank, as a Lender

By:/s/ Tedrick Tarver _______
    Name: Tedrick Tarver
    Title: Director

[Signature Page to Waiver Letter]

Exhibit 10.2
Sumitomo Mitsui Banking Corporation, as a Lender

By:/s/ Alkesh V. Nanavaty ____________
    Name: Alkesh V. Nanavaty
    Title: Executive Director

[Signature Page to Waiver Letter]

Exhibit 10.2
TD Bank, N.A., as a Lender

By: /s/ Steve Levi ______________________
    Name: Steve Levi
    Title: Senior Vice President

[Signature Page to Waiver Letter]

Exhibit 10.2
U.S. Bank National Association, as a Lender

By: /s/ James O’ Shaughnessy ___________
    Name: James O’ Shaughnessy
    Title: Vice President

[Signature Page to Waiver Letter]

Exhibit 10.2
Wells Fargo Bank, National Association, as a Lender

By: /s/ Patrick Engel ___________________
    Name: Patrick Engel
    Title: Managing Director

[Signature Page to Waiver Letter]

Exhibit 10.2
KeyBank National Association, as a Lender

By:/s/ Lisa A. Ryder __________________
    Name: Lisa A. Ryder
    Title: Senior Vice President

[Signature Page to Waiver Letter]